Exhibit 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Allison Beach	Joe Calabrese
	Chief Financial Officer	Media Contact	Financial Relations Board
	(972) 490-9600	(972) 490-9600	(212) 827-3772

BRAEMAR TO EXPAND BOARD OF DIRECTORS

Braemar and Ghassemieh Group enter into Cooperation Agreement

DALLAS, August 26, 2025 — Braemar Hotels & Resorts Inc. (NYSE: BHR), a real estate investment trust (REIT) focused on investing primarily in luxury hotels and resorts, today announced that it will appoint Bob Ghassemieh as a new member of the Company’s Board of Directors. Mr. Ghassemieh is being appointed in connection with a cooperation agreement (the “Agreement”) between Braemar and Mr. Ghassemieh (together with certain related parties and signatories, the “Ghassemieh Group”). The Ghassemieh Group collectively beneficially owns approximately 7.3% of the Company’s outstanding common stock.

“We’re pleased to have come to a productive agreement with the Ghassemieh Group and look forward to our continued collaboration,” said Monty Bennett, Chairman of Braemar. “We believe this outcome supports the best interests of Braemar and all our stakeholders.”

Pursuant to the Agreement, the Ghassemieh Group has agreed to certain standstill, voting and other provisions. Additional information will be filed in a Form 8-K with the Securities and Exchange Commission.

White & Case LLP is serving as legal counsel to Braemar. Olshan Frome Wolosky LLP is serving as legal counsel to the Ghassemieh Group.

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Cautionary Statement Regarding Forward-Looking Statements

Certain statements and assumptions in this press release contain or are based upon "forward-looking" information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company's strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Braemar's control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; risks associated with our ability to effectuate our dividend policy, including factors such as operating results and the economic outlook influencing our board's decision whether to pay further dividends at levels previously disclosed or to use available cash to pay dividends; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Braemar's filings with the Securities and Exchange Commission.

The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

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